UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

GEORGETOWN BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-35595 (Commission File Number)	80-0817763 (I.R.S. Employer Identification No.)

2 East Main Street, Georgetown, MA 01833

 (Address of principal executive offices)

(978) 352-8600

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of stockholders of Georgetown Bancorp, Inc. (the “Company”) held on May 20, 2014, the stockholders approved the Company’s 2014 Equity Incentive Plan (the “Plan”). As described in the Company’s annual meeting proxy statement, the Company’s directors and employees (including its principal executive officer, principal financial officer and other “named executive officers”) are eligible to be granted awards under the Plan. No awards have been granted under the Plan to date.

A description of the Plan was included in the Company’s annual meeting proxy statement, filed with the Securities and Exchange Commission on April 7, 2014 and is incorporated herein by reference.  A copy of the Plan was also attached as Appendix A to the Company’s proxy statement and is incorporated herein by reference as an exhibit to this Current Report.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On May 20, 2014, Georgetown Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, the ratification of the Company’s independent registered public accounting firm, an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement and the approval of the Georgetown Bancorp, Inc. 2014 Equity Incentive Plan. A breakdown of the votes cast is set forth below.

1.  The election of directors

			Broker
	For	Withheld	Non-Vote

Robert E. Balletto	943,403	88,343	469,968

Stephen L. Flynn	822,097	209,649	469,968

Thomas L. Hamelin	941,669	90,077	469,968

J. Richard Murphy	945,584	86,162	469,968

2.              The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

			Broker
For	Against	Abstain	Non-votes

1,463,698	100	37,916	n/a

3. The approval of an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.

			Broker
For	Against	Abstain	Non-votes

933,148	92,631	5,967	469,968

4.  The approval of the Georgetown Bancorp, Inc 2014 Equity Incentive Plan.

For	Against	Abstain

738,172	278,403	15,171

Item 9.01                   Financial Statements and Exhibits

(a)                                                         Financial Statements of businesses acquired. Not Applicable.

(b)                                                         Pro forma financial information. Not Applicable.

(c)                                                          Shell company transactions: None

(d)                                                         Exhibits.

Exhibit No.	Description

10.1

Georgetown Bancorp, Inc. 2014 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 7, 2014 (File No. 001-35595))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGETOWN BANCORP, INC.

Date:	May 22, 2014	By:	/s/ Joseph W. Kennedy
Joseph W. Kennedy
Senior Vice President, Chief Financial Officer and Treasurer